SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Asset Allocation Fund (the "Fund")

                Effective immediately, the section entitled “DESCRIPTION OF UNDERLYING FUNDS” in the Fund’s prospectuses is amended to include the addition of the GMO Special Situations Fund as follows:

	Investment Goal/Strategy	Benchmark
FIXED INCOME FUNDS
GMO Special Situations Fund

Seeks capital appreciation and capital preservation.  Seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. May have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). Is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class (e.g., equity securities or fixed income securities), and  is not restricted in its exposure to any particular market. May have substantial exposure to a particular country or type of country (e.g., emerging countries). The Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors. May use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) adjust exposure to market volatility; and/or (iv) manage risk by implementing shifts in investment exposure. May use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. May, and may do so to a significant extent, take active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there will be no limitations on the extent of Special Situations Fund’s net long or net short positions. May elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services. May invest directly in U.S. government securities and cash and cash-like investments, and also may invest a substantial portion of its total assets in GMO Short-Duration Collateral Fund. Does not seek to control risk relative to a particular securities market index or benchmark and does not seek to outperform a particular securities market index or blend of market indices (i.e., does not seek "relative" return).

Citigroup 3-Month Treasury Bill Index

                The list of underlying funds in the “Overview of Fund Risks” section of the Fund’s prospectuses is amended to add GMO Special Situations Fund to the category entitled "Fixed Income Funds."

The section entitled “UNDERLYING FUNDS” in the Fund’s Statement of Additional Information is amended to include the following in the sub-section “GMO FIXED INCOME FUNDS”:

GMO SPECIAL SITUATION FUND

Investment Objective: GMO Special Situations Fund (“Special Situations Fund”) seeks capital appreciation and capital preservation.

Principal Investment Strategies: Special Situations Fund seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. Special Situations Fund may have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). Special Situations Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class (e.g., equity securities or fixed income securities). In addition, Special Situations Fund is not restricted in its exposure to any particular market. Special Situations Fund may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

Special Situations Fund may use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) adjust exposure to market volatility; and/or (iv) manage risk by implementing shifts in investment exposure. In addition, Special Situations Fund may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. Special Situations Fund may, and may do so to a significant extent, take active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there will be no limitations on the extent of Special Situations Fund’s net long or net short positions.

Special Situations Fund may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services.

Special Situations Fund may invest directly in U.S. government securities and cash and cash-like investments. Special Situations Fund also may invest a substantial portion of its total assets in GMO Short-Duration Collateral Fund.

Benchmark: Special Situations Fund’s benchmark is the Citigroup 3-Month Treasury Bill.

Principal Risks: Principal risks of an investment in Special Situations Fund include Management Risk, Derivatives Risk, Currency Risk, Leverage Risk, Credit Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Stock Market Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Liquidity Risk.

November 1, 2007                                                                                                                                 581026   (11/07)